POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SECOND NATURE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-216601 and 811-23236) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA BORCHERS, DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE  its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 27th day of July, 2017.

SECOND NATURE SERIES TRUST

By: /s/ John Oldham

John Oldham

President

STATE OF WISCONSIN

)

)

ss:

COUNTY OF WAUSHARA

)

Before me, a Notary Public, in and for said county and state, personally appeared John Oldham, President and Secretary, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of July, 2017.

/s/ Linda K. Duesterbeck

Linda K. Duesterbeck

Notary Public, State of Wisconsin

My commission expires: July 2, 2021

CERTIFICATE

The undersigned, Secretary of SECOND NATURE SERIES TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 18, 2017, and is in full force and effect:

WHEREAS, SECOND NATURE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-216601 and 811-23236) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA BORCHERS, DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  July 27, 2017

/s/ John Oldham

John Oldham, Secretary

SECOND NATURE SERIES TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SECOND NATURE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-216601 and 811-23236) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Treasurer and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA BORCHERS, DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July, 2017.

/s/ John Oldham

John Oldham

President, Treasurer and Trustee

STATE OF WISCONSIN

)

)

ss:

COUNTY OF WAUSHARA

)

Before me, a Notary Public, in and for said county and state, personally appeared John Oldham, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of July, 2017.

/s/ Linda K. Duesterbeck

Linda K. Duesterbeck

Notary Public, State of Wisconsin

My commission expires: July 2, 2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SECOND NATURE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-216601 and 811-23236) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA BORCHERS, DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of July, 2017.

/s/ Stephen Baker

Stephen Baker

Treasurer

STATE OF ARIZONA

)

)

ss:

COUNTY OF MARICOPA

)

Before me, a Notary Public, in and for said county and state, personally appeared Stephen Baker, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of July, 2017.

/s/ Olivia Bedoya Montes

Notary Public, State of Arizona

MARICOPA COUNTY

My commission expires April 19, 2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SECOND NATURE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-216601 and 811-23236) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA BORCHERS, DONALD S. MENDELSOHN,  JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2017.

/s/ Frank Gerald Byrne

F. Gerald Byrne

Trustee

STATE OF ARIZONA

)

)

ss:

COUNTY OF PINAL

)

Before me, a Notary Public, in and for said county and state, personally appeared F. Gerald Byrne, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of July, 2017.

/s/ John E. Rischpater

John E. Rischpater

Notary Public – Arizona

Maricopa County

My commission expires:  October 7, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SECOND NATURE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-216601 and 811-23236) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA BORCHERS, DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2017.

/s/ Paul Krishnan

Paul Krishnan

Trustee

STATE OF ARIZONA

)

)

ss:

COUNTY OF MARICOPA

)

Before me, a Notary Public, in and for said county and state, personally appeared Paul Krishnan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 4th day of August, 2017.

/s/ Marian McGill

Marian McGill

Notary Public – State of Arizona

Maricopa County

My commission expires: February 21, 2021

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SECOND NATURE SERIES TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-216601 and 811-23236) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints CASSANDRA BORCHERS, DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 2017.

/s/ Kenneth C. Weimer

Kenneth C. Weimer

Trustee

STATE OF ARIZONA

)

)

ss:

COUNTY OF MARICOPA

)

Before me, a Notary Public, in and for said county and state, personally appeared Kenneth C. Weimer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3rd day of August, 2017.

/s/ Jennette Macias

Jennette Macias

Notary Public

State of Arizona, Maricopa County

My commission expires: January 12, 2018